PARNASSUS FUNDS

PARNASSUS INCOME FUNDS

Parnassus FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

April 1, 2020

Supplement dated April 1, 2020 to the

Summary Prospectus and Statutory Prospectus, each dated May 1, 2019, as amended and restated March 17, 2020

Name Change and Strategy Change

Effective as of May 1, 2020, the name of the Parnassus Fund will change to the Parnassus Mid Cap Growth Fund, and all references in the Prospectus are hereby changed to the new name as of that date. As of that same date, the Fund will move from being a "multi-cap" fund to a fund that primarily invests in mid-sized growth companies. So, while the Fund currently invests materially in mid-sized growth companies, effective as of May 1, 2020, this will be its primary focus, and effective as of that date, the Fund's "Principal Investment Strategies" disclosure is amended and restated as set forth below. In connection with this change, the Fund's investment objective will remain the same and the Fund may continue to hold any company that it has previously purchased regardless of changes to its market capitalization.

The Parnassus Mid Cap Growth Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in mid-sized growth companies. The Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap® Growth Index (which was between $1 billion and $33.7 billion as of May 31, 2019) measured at the time of purchase. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside the ranges of the Russell Midcap® Growth Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in smaller- and larger-capitalization companies. A growth company is a company that the Adviser believes has a superior and pragmatic growth strategy and the potential for above-average revenue and earnings growth. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. The Fund may purchase foreign securities directly on foreign markets. The Fund is fossil-fuel free, as it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. To determine a company's prospects, the Adviser reviews the company's income statement, cash flow statement and balance sheet, and analyzes the company's sustainable strategic advantage and management team. The Adviser also takes environmental, social and governance ("ESG") factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company's fundamentals will deteriorate, if it believes a company's stock has little potential for appreciation or if the company no longer meets the Adviser's ESG criteria.

And the following risk factor is added to the "Principal Risks" disclosure, effective as of May 1, 2020:

Growth Investing Risk. The Adviser may be wrong in its assessment of a company's potential for growth and the growth stocks the Fund holds may not grow as the Adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

The following risk factor has been modified as shown below to fit the revised investment strategy of the Fund, effective as of May 1, 2020:

Small- and Mid-Capitalization Company Risk. The Fund invests primarily in mid-capitalization companies, and may also invest in small-capitalization companies, both of which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well- established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

The paragraph with the heading "Large-Capitalization Company Risk" is removed from the "Principal Risk" disclosure, effective as of May 1, 2020.

In the "Selection Process for Equity Securities" section, the paragraph with the heading "Parnassus Fund" has been replaced with the following, effective as of May 1, 2020:

Parnassus Mid Cap Growth Fund

The Parnassus Mid Cap Growth Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in mid-sized growth companies. The Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap® Growth Index (which was between $1 billion and $33.7 billion as of May 31, 2019) measured at the time of purchase. A growth company is a company that the Adviser believes has a superior and pragmatic growth strategy and the potential for above-average revenue and earnings growth. While mid- capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.

A significant portion of the securities held by the Fund may be disposed of in connection with the change in investment strategy to align the securities portfolio of the Fund with the mandate that the Fund invest primarily (normally at least 80% of its net assets) in mid-sized growth companies. Any realignment could result in additional portfolio transaction costs to the Fund.

******

Please Read Carefully and Keep for Future Reference